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                                                                Exhibit 10.24




                                 ADDENDUM TO LEASE



     That certain Lease dated September 1, 1994 between DIANNE R. MARTZ as "Landlord" and HORIZON HEALTH SYSTEMS, INC. as "Tenant" is amended as follows:

     i. Paragraph 1 is amended to provide that the Premises contain approximately 23, 709 square feet.

     ii. Paragraph 1 is amended to provide that the annual rental is $302,277.00 payable in monthly installments of $25,189.75 each.

     In all other respects, said Lease will remain in full force and effect.



                                        /s/ Dianne R. Martz
Date: March 1, 1997                     ------------------------------
                                        DIANNE R. MARTZ




                                        HORIZON HEALTH SYSTEMS, INC.


Date: March 1, 1997                     By:  /s/ Kyle J. Callahan
                                            ---------------------------
                                        Title:  Secretary, Board of Directors